UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2007

Wells Real Estate Fund XIV, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-50647	01-0748981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of the Randstad—Atlanta Building

On April 24, 2007, Fund XIII and Fund XIV Associates (“Fund XIII-XIV Associates”) sold an office building containing approximately 65,000 rentable square feet and located in Atlanta, Georgia (the “Randstad—Atlanta Building”) to an unaffiliated third party, for a gross sales price of $9,250,000, less closing costs. Fund XIII-XIV Associates is a joint venture partnership between Wells Real Estate Fund XIII, L.P. and Wells Real Estate Fund XIV, L.P. (the “Registrant”).

The Registrant holds an equity interest of approximately 52.7% in Fund XIII-XIV Associates, and Fund XIII-XIV Associates owns 100% of the Randstad—Atlanta Building. As a result of the sale, the Registrant received net sale proceeds of approximately $4.7 million and was allocated a gain of approximately $1.6 million, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2006	F-2

Pro Forma Statement of Operations for the year ended December 31, 2006	F-3

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIV, L.P. (Registrant)

By:	WELLS CAPITAL, INC. General Partner

	By:	/s/ Douglas P. Williams Douglas P. Williams Senior Vice President

Date: April 30, 2007

3

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIV, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2006.

The following unaudited pro forma balance sheet as of December 31, 2006 has been prepared to give effect to the April 24, 2007 sale of the Randstad—Atlanta Building and the January 31, 2007 sale of 7500 Setzler Parkway by Fund XIII and Fund XIV Associates (“Fund XIII-XIV Associates”), a joint venture partnership between the Registrant and Wells Real Estate Fund XIII, L.P., as if the disposition and distribution of net sale proceeds therefrom had occurred on December 31, 2006. The Registrant holds an equity interest of approximately 52.7% in Fund XIII-XIV Associates, which owned 100% of the Randstad—Atlanta Building and 7500 Setzler Parkway.

The following unaudited pro forma statement of operations for the year ended December 31, 2006 has been prepared to give effect to the sales of 7500 Setzler Parkway and the Randstad—Atlanta Building as if the dispositions had occurred on January 1, 2006.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved if the dispositions of 7500 Setzler Parkway and the Randstad—Atlanta Building had been consummated as of January 1, 2006. Specifically, the accompanying pro forma statement of operations does not include the Registrant’s portion of the non-recurring gains or losses that would have been recognized if the aforementioned property sales had occurred on January 1, 2006.

F-1

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	7500 Setzler Parkway		Randstad-Atlanta Building		Pro Forma Total
REAL ESTATE, AT COST:
Land	$2,470,930	$0		$0		$2,470,930
Building and improvements, less accumulated depreciation of $352,715 as of December 31, 2006	9,124,568	0		0		9,124,568
Intangible lease assets, less accumulated amortization of $486,470 as of December 31, 2006	1,184,626	0		0		1,184,626

Total real estate assets	12,780,124	0		0		12,780,124

Investment in joint ventures	11,964,022	(3,466,397	) (b)	(3,219,383	) (c)	5,278,242
Cash and cash equivalents	518,790	4,597,063	(d)	4,737,993	(d)	9,853,846
Tenant receivables	94,182	0		0		94,182
Due from joint venture	292,107	0		0		292,107
Other assets	5,183	0		0		5,183
Deferred leasing costs, less accumulated amortization of $855,544 as of December 31, 2006	1,923,831	0		0		1,923,831
Deferred project costs	4,290	0		0		4,290

Total assets	$27,582,529	$1,130,666		$1,518,610		$30,231,805

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable, accrued expenses, and refundable security deposits	$78,521	$0		$0		$78,521
Deferred income	66,911	0		0		66,911
Due to affiliates	7,816	0		0		7,816
Partnership distributions payable	538,210	0		0		538,210

Total liabilities	691,458	0		0		691,458

Partners’ capital:
Limited partners:
Cash preferred – 2,609,502 units outstanding	22,916,931	0		0		22,916,931
Tax preferred – 864,621 units outstanding	3,974,140	1,130,666	(e)	1,518,610	(e)	6,623,416
General partners	0	0		0		0

Total partners’ capital	26,891,071	1,130,666		1,518,610		29,540,347

Total liabilities and partners’ capital	$27,582,529	$1,130,666		$1,518,610		$30,231,805

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K as of December 31, 2006.
(b)	Reflects the Registrant’s pro rata share of the basis in 7500 Setzler Parkway as of December 31, 2006.
(c)	Reflects the Registrant’s pro rata share of the basis in the Randstad—Atlanta Building as of December 31, 2006.
(d)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from Fund XIII-XIV Associates as a result of the respective property sales.
(e)

Reflects the Registrant’s proportionate share of the pro forma gain allocated from the respective property sales. The allocation of gains between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.

F-2

WELLS REAL ESTATE FUND XIV, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	7500 Setzler Parkway		Randstad – Atlanta Building		Pro Forma Total
REVENUES:
Rental income	$1,132,631	$0		$0		$1,132,631
Tenant reimbursements	483,261	0		0		483,261
Interest and other income	37,538	0		0		37,538

Total revenues	1,653,430	0		0		1,653,430

EXPENSES:
Property operating costs	465,477	0		0		465,477
Management and leasing fees	73,284	0		0		73,284
Depreciation	237,465	0		0		237,465
Amortization	866,377	0		0		866,377
General and administrative	155,726	0		0		155,726

Total expenses	1,798,329	0		0		1,798,329

EQUITY IN INCOME OF JOINT VENTURE	560,990	(152,685	) (b)(d)	(176,200	) (c)(d)	232,105

NET INCOME	$416,091	$(152,685)		$(176,200)		$87,206

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CASH PREFERRED	$2,212,221	$(296,933)		$(367,085)		$1,548,203

TAX PREFERRED	$(1,796,130)	$144,248		$190,885		$(1,460,997)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED	$0.85	$(0.11)		$(0.14)		$0.60

TAX PREFERRED	$(2.05)	$0.16		$0.22		$(1.67)

LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED	2,599,626					2,599,626

TAX PREFERRED	874,498					874,498

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2006.
(b)	Reflects the reduction of equity in income of Fund XIII-XIV Associates earned by the Registrant related to 7500 Setzler Parkway for the year ended December 31, 2006.
(c)	Reflects the reduction of equity in income of Fund XIII-XIV Associates earned by the Registrant related to the Randstad—Atlanta Building for the year ended December 31, 2006.
(d)

These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2006.

F-3